                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]  Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-12


                        SIZELER PROPERTY INVESTORS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                       SIZELER PROPERTY INVESTORS, INC.
                            2542 Williams Boulevard
                            Kenner, Louisiana 70062

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 9, 2003

To the Stockholders:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Sizeler Property Investors, Inc. (the "Company") will be held at the Four Seasons, 2800 South Ocean Boulevard, Palm Beach, Florida, on Friday, May 9, 2003, at 10:00 a.m., local time, for the following purposes:

    1. To elect three directors to serve until the 2006 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

    2. To consider and take action on amendments to the Company's 1996 Stock Option Plan, as amended.

    3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

   Only stockholders of record at the close of business on March 21, 2003 are entitled to receive notice of and to vote at the Meeting or any adjournments thereof.

   The Company's Board of Directors would like to have as many stockholders as possible present or represented at the Meeting. If you are unable to attend in person, please vote, sign, date and return your enclosed proxy card promptly or use the convenience of telephone or Internet to authorize the Proxies to vote your shares. Postage is not required for mailing proxy cards in the United States. The Company will reimburse stockholders mailing proxy cards from outside the United States for the cost of mailing.

                                          By Order of the Board of Directors

                                          /s/ Thomas A. Masilla, Jr.
                                          THOMAS A. MASILLA, JR.
                                          President

DATED:  April 4, 2003

 STOCKHOLDERS ARE URGED TO AUTHORIZE THE PROXIES TO VOTE YOUR SHARES USING TELEPHONE OR INTERNET VOTING OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                                                  April 4, 2003

                       SIZELER PROPERTY INVESTORS, INC.
                            2542 Williams Boulevard
                            Kenner, Louisiana 70062

                               -----------------

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 9, 2003

   The following information is furnished in connection with the Annual Meeting of Stockholders of Sizeler Property Investors, Inc. (the "Company") to be held on Friday, May 9, 2003, at 10:00 a.m., local time, at the Four Seasons, 2800 South Ocean Boulevard, Palm Beach, Florida (the "Meeting"). A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2002 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and form of proxy may be obtained from the Company's Secretary, 2542 Williams Boulevard, Kenner, Louisiana 70062. A copy of the Company's Form 10-K filed with the Securities and Exchange Commission ("SEC") is available without charge upon written request to the Company's corporate offices or from the Securities and Exchange Commission's web site at www.sec.gov. This Proxy Statement, Annual Report and the form of proxy will first be sent to stockholders on or about April 4, 2003.

                   SOLICITATION AND REVOCABILITY OF PROXIES

   The enclosed proxy for the Meeting is being solicited by the directors of the Company. Any person giving a proxy may revoke it any time prior to its exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Meeting, withdrawing the proxy and voting in person.

   The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of the mails, proxies may be solicited by the directors and their agents (who will receive no additional compensation therefor) by means of personal interview, telephone, facsimile, e-mail or other electronic means, and it is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals. The Company has retained InvestorCom, Inc. ("ICOM") to assist with the solicitation of proxies and will pay ICOM a fee of $6,000 plus reimbursement of out-of-pocket expenses for its services.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

   The record date for determining shares of common stock, $0.0001 par value per share, of the Company ("Shares"), entitled to vote at the Meeting has been fixed at the close of business on March 21, 2003. On that date there were 13,083,459 Shares outstanding. The holders of Shares are generally entitled to one vote for each Share on each matter submitted to a vote at a meeting of stockholders. Pursuant to the Company's Bylaws, directors will be elected by a plurality of the votes cast at the Meeting with each share being voted for as many individuals as there are directors to be elected and for whose election the share is entitled to vote. The approval of the amendments to the Company's 1996 Stock Option Plan requires the affirmative vote of a majority of votes cast on the proposal, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal.

   The presence, in person or by properly executed proxy, of the holders of Shares entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding Shares is necessary to constitute a quorum. Shares represented by a properly signed, dated and returned proxy card and Shares represented by a proxy authorized via telephone or the Internet will be treated as present at the Meeting for purposes of determining a quorum. Proxies relating to "street name" Shares that are voted by brokers will be counted as Shares present for purposes of determining the presence of a quorum, but will not be treated as Shares having voted at the Meeting as to any proposal as to which the broker does not vote.

Security Ownership of Certain Beneficial Owners

   To the best of the Company's knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) owned beneficially, as of February 24, 2003, more than five percent of the outstanding Shares except as described in the following table:

                                             Amount and
                                             Nature of      Percentage
                                             Beneficial      of Shares
       Name and Address of Beneficial Owner  Ownership    Outstanding (1)
       ------------------------------------ ----------    ---------------
       Sidney W. Lassen....................   769,264 (2)       5.8%
       2542 Williams Boulevard
       Kenner, LA 70062

       Deer Isle Partners, L.P.............   741,300 (3)       5.7%
       Deer Isle Management, L.L.C.
       David M. Brown
       860 Fifth Avenue
       Suite 18A
       New York, NY 10021

       Palisade Capital Management, L.L.C.. 1,528,000 (4)      11.7%
       One Bridge Plaza
       Suite 695
       Fort Lee, NJ 07024

--------
(1) Based on the number of Shares outstanding on March 21, 2003 which was 13,083,459 Shares.
(2) These Shares include (i) 7,500 Shares owned by the Company and credited to the Company's deferred compensation account for the benefit of Mr. Lassen;
    (ii) 262,500 Shares Mr. Lassen has the right to acquire pursuant to exercisable options granted under the Company's 1986 Stock Option Plan (the "1986 Stock Option Plan") and the Company's 1996 Stock Option Plan, as amended (the "1996 Stock Option Plan"); (iii) 82,500 Shares owned directly by Sizeler Realty Co., Inc. ("Sizeler Realty"), in which a beneficial minority interest is owned by Mr. Lassen and the balance is owned by the family of Mr. Lassen's wife and her parents' estates; (iv) 60,000 Shares owned by a limited liability company of which Mr. Lassen is manager and Mr. Lassen's wife owns an approximately 26% interest; and (v) 18,000 Shares owned by a Lassen family partnership. These Shares do not include (i) 11,800 Shares with respect to which Mr. Lassen's daughter, Jill L. Botnick, has voting and investment power; (ii) 5,000 Shares held by Mr. Lassen's wife; and (iii) 30,000 Shares owned by I. William Sizeler, brother of Mr. Lassen's wife. Mr. Lassen disclaims beneficial interest in, and voting or investment power over, the Shares described in the preceding sentence; and he disclaims beneficial interest in all the Shares held by the limited liability company and in all but 1.9% of the Shares held by the Lassen family partnership, respectively items (iv) and (v) in the first sentence of this note.
(3) Based upon a Schedule 13G dated April 13, 2000 filed with the SEC that indicates that Mr. Brown has sole voting and dispositive power with respect to 18,000 Shares and shared voting and dispositive power with respect to 723,300 Shares, 666,200 Shares of which is shared with Deer Isle Management, L.L.C. and Deer Isle Partners, L.P. Mr. Brown is the managing member of Deer Isle Management, L.L.C., which is the general partner of Deer Isle Partners, L.P.
(4) Based upon a Schedule 13G dated February 6, 2003 filed with the SEC by Palisade Capital Management, L.L.C. ("Palisade"), that indicates that Palisade has sole voting power with respect to 1,515,000 Shares and sole dispositive power with respect to 1,528,000 Shares.

Security Ownership of Management

   The following table sets forth the Shares beneficially owned as of February 24, 2003 by each director, nominee for director, executive officer, and by the directors and executive officers of the Company as a group. Unless otherwise stated, each person has sole voting and investment power with respect to the Shares set forth in the table.

                                                   Amount and
                                                   Nature of     Percentage of
                                                   Beneficial       Shares
 Name of Beneficial Owner                          Ownership    Outstanding (1)
 ------------------------                        ----------     ---------------
 J. Terrell Brown...............................    48,250 (2)          *
 William G. Byrnes..............................    14,000 (3)          *
 Francis L. Fraenkel............................   208,730 (4)        1.6%
 Harold B. Judell...............................    74,090 (5)          *
 Sidney W. Lassen...............................   769,264 (6)        5.8%
 Thomas A. Masilla, Jr..........................   233,828 (7)        1.8%
 James W. McFarland.............................    48,000 (8)          *
 Richard L. Pearlstone..........................    72,348 (9)          *
 Theodore H. Strauss............................    73,100 (10)         *
 James W. Brodie................................    81,926 (11)         *
 All directors and executive officers as a group 1,623,536 (12)      11.8%

--------
 * Indicates ownership of less than 1%.
(1) Based on the number of Shares outstanding on March 21, 2003 which was 13,083,459 Shares.
(2) Includes 33,000 Shares Mr. Brown has the right to purchase pursuant to exercisable options granted under the 1986 Stock Option Plan and the 1996 Stock Option Plan.
(3) Includes 5,000 Shares Mr. Byrnes has the right to purchase pursuant to exercisable options granted under the 1996 Stock Option Plan.
(4) Mr. Fraenkel has sole voting power with respect to 21,500 Shares and sole dispositive power with respect to 129,685 Shares. Includes 28,000 Shares Mr. Fraenkel has the right to purchase pursuant to exercisable options granted under the 1986 Stock Option Plan and the 1996 Stock Option Plan and 29,545 Shares he has the right to acquire beneficial ownership of pursuant to the conversion of the Company's convertible subordinated debentures due July 15, 2009.

(5) Includes 30,000 Shares Mr. Judell has the right to purchase pursuant to exercisable options granted under the 1986 Stock Option Plan, the Company's 1989 Stock Option Plan and the 1996 Stock Option Plan and 500 Shares owned by Mr. Judell's wife.
(6) See note (2) to table under "Security Ownership of Certain Beneficial
    Owners."
(7) Includes (i) 20,621 Shares owned by the Company and credited to the Company's deferred compensation account for the benefit of Mr. Masilla and
    (ii) 198,500 Shares Mr. Masilla has the right to purchase pursuant to exercisable options granted under the 1986 Stock Option Plan and the 1996 Stock Option Plan.
(8) Includes 34,000 Shares Mr. McFarland has the right to purchase pursuant to exercisable options granted under the 1986 Stock Option Plan and the 1996 Stock Option Plan.
(9) Mr. Pearlstone shares voting and investment power over 12,000 of these Shares as co-trustee of certain trusts and has an economic interest in another 12,000 of these Shares as the beneficiary of certain trusts. Includes 30,000 Shares Mr. Pearlstone has the right to purchase pursuant to exercisable options granted under the 1986 Stock Option Plan and 1996 Stock Option Plan.
(10) Includes 30,000 Shares Mr. Strauss has the right to purchase pursuant to exercisable options granted under the 1986 Stock Option Plan and 1996 Stock Option Plan.
(11) Includes 77,500 Shares Mr. Brodie has the right to purchase pursuant to options granted under the 1986 Stock Option Plan and the 1996 Stock Option Plan.
(12) See notes (2) through (11) above.

                           1. ELECTION OF DIRECTORS

Information Concerning Directors

   The Company's Articles of Incorporation and Bylaws, as amended, provide that the number of directors will be not less than one and not more than fifteen and that the directors will be divided into three classes containing as nearly equal a number of directors as possible, with one class standing for election each year. The board has set the number of directors at nine effective at the Meeting, and three of those directors are to stand for election at the Meeting. Each person so elected will serve until the 2006 Annual Meeting of Stockholders or until his successor is duly elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting is necessary for election of a director.

   The directors recommend a vote FOR the directors standing for election listed below. Unless instructed otherwise, proxies will be voted FOR these nominees. Although the directors do not contemplate that either of the nominees listed below will be unable to serve, if such a situation arises prior to the Meeting, the proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.

   The following table sets forth information regarding the directors standing for election and directors whose terms continue beyond the Meeting.

                                                              Principal Occupation and Business
Name, Tenure and Position(s) with the Company      Age        Experience for Past Five Years (1)
---------------------------------------------      --- -------------------------------------------------

                                    Directors Standing for Election
Thomas A. Masilla, Jr............................. 56  Vice Chairman of the Board since 1994, President
  Vice Chairman of the Board since 1994, President     and Principal Operating Officer since 1995 and
  and Principal Operating Officer since 1995,          Chief Financial Officer from 1996 through May
  Director since 1986                                  1999.

James W. McFarland................................ 57  Dean of A.B. Freeman School of Business, Tulane
  Director since 1994                                  University.

Theodore H. Strauss............................... 78  Senior Managing Director with Bear Stearns & Co.
  Director since 1994                                  Inc.

                                  Directors Whose Terms Expire in 2004

J. Terrell Brown.................................. 63  Chairman of GMFS, LLC (mortgage lending) since
  Director since 1995                                  May 1999. Prior to May 1999, Chairman and Chief
                                                       Executive Officer of United Companies Financial
                                                       Corporation (financial services).(2)

Harold B. Judell.................................. 88  Senior partner in the law firm of Foley & Judell,
  Director since 1986                                  LLP; Chairman of the Board of Dauphine Orleans
                                                       Hotel Corporation.

Richard L. Pearlstone............................. 55  President of The Pearlstone Group, Inc.
  Director since 1986                                  (investments) since 1995; Chief Executive Officer
                                                       of Cross Keys Asset Management, Inc. (investment
                                                       advisors) since November 1986; and Chief
                                                       Executive Officer of SNP Management LLC
                                                       (management company) since November 1999.

                                                         Principal Occupation and Business
Name, Tenure and Position(s) with the Company Age        Experience for Past Five Years (1)
--------------------------------------------- --- -------------------------------------------------

                               Directors Whose Terms Expire in 2005
 William G. Byrnes........................... 52  Chairman of BuzzMetrics (consulting) since 1999;
   Director since 2002                            Chairman and CEO of Inceiba LLC (technology
                                                  incubator) from June 1999 to December 2000;
                                                  interim CEO of Meditrust Corporation from
                                                  January 2000 to April 2000; Managing Director, BT
                                                  Alex. Brown prior to 1998.
 Francis L. Fraenkel......................... 70  Managing Director of Neuberger Berman since
   Director since 1993                            December 2000; Prior to December 2000,
                                                  Managing Director of Delta Capital Management,
                                                  LLC (investment management) since April 1999;
                                                  Chairman of Delta Capital Management, Inc. prior
                                                  to April 1999.(3)
 Sidney W. Lassen............................ 68  Chairman of the Board and Chief Executive Officer
   Chairman of the Board and Chief Executive      of the Company; Chairman of the Board and Chief
   Officer since 1986                             Executive Officer of Sizeler Realty.

--------
(1) Unless otherwise stated, each director has held the position indicated for at least the past five years.
(2) On March 1, 1999, United Companies Financial Corporation announced that it was reorganizing under Chapter 11 of the United States Bankruptcy Code.
(3) On April 1, 1999, Delta Capital Management, Inc. reorganized into a limited liability company and changed its name to Delta Capital Management, LLC.

Other Trusteeships and Directorships

   The directors of the Company serve on the Boards of Directors or the Boards of Trustees of the following publicly held companies:

             Name                Company
             ----                -------
             William G. Byrnes.. The LaQuinta Companies
                                 JDN Realty Corporation

             Sidney W. Lassen... Hibernia Corporation

             James W. McFarland. Stewart Enterprises, Inc.

             Theodore H. Strauss Clear Channel Communications, Inc.
                                 Hollywood Casino Corporation

Committees and Meeting Data

   The Executive Committee of the Board of Directors consists of Messrs. Byrnes, Judell, Lassen, Masilla, McFarland, Pearlstone and Strauss. It has all the authority of the Board of Directors between board meetings except as limited by Maryland law. The Executive Committee did not meet in 2002.

   The Nominating and Corporate Governance Committee, which was formed in 2003, consists of Messrs. Byrnes, Judell and McFarland. The functions of this committee are to identify individuals qualified to become Board members, to recommend Board members to fill vacancies on any committee, to develop and recommend a code of business conduct and ethics and corporate governance principles applicable to the Company.

   The Audit Committee of the Board of Directors currently consists of Messrs. McFarland, Byrnes, Fraenkel and Judell. The Audit Committee met five times during 2002. Its functions are to recommend the appointment of independent accountants; review the arrangements for and scope of the audit by independent accountants; review the independence of the independent accountants; consider the adequacy of the system of internal accounting controls and review any proposed corrective action; review and monitor the Company's policies regarding business ethics and conflicts of interests; discuss with management and the independent accountants the Company's draft quarterly and annual financial statements, earnings releases and key accounting and/or reporting matters; and review the activities and recommendations of the Company's financial staff. See "--Audit Committee Report" below. The Audit Committee and the Board of Directors have determined that James W. McFarland is an "Audit Committee Financial Expert" within the meaning of recent Securities and Exchange Commission regulations.

   The Compensation Committee currently consists of Messrs. Brown, Judell, McFarland and Strauss. The Compensation Committee met once during 2002. The function of the Compensation Committee is to review the compensation program for executive officers and to administer the 1986 Stock Option Plan and the 1996 Stock Option Plan.

   During 2002 the full Board of Directors met on four occasions. All directors attended at least 75% of the aggregate total number of meetings held by the Board of Directors and all committees of the Board on which such director served.

   Audit Committee Report. The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of four directors, Messrs. McFarland, Byrnes, Fraenkel and Judell, each of whom is independent as defined by the New York Stock Exchange listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. After passage of the Sarbanes-Oxley Act of 2002, that charter was amended to better address some of the issues and requirements of that legislation. The text of the amended charter appears as Appendix A to this Proxy Statement.

   In carrying out our oversight responsibilities, we have reviewed, and management has described in reasonable detail to us, the Company's procedures for identifying, recording and verifying the Company's financial transactions, including the names, functions and practices of the Company personnel who have supervisory functions at various levels with respect to those activities.

   Management is responsible for the Company's financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. We have the responsibility to select the Company's independent accountants and auditors, who are KPMG LLP. The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors.

   Our oversight does not provide us with an independent basis to determine with assurance that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards generally accepted in the United States and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent accountants do not assure that the Company's financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of our Company's financial statements has been carried out in accordance with generally accepted auditing standards or that our Company's independent accountants are in fact "independent."

   In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared with integrity and in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence. The Audit Committee has determined that the fees paid by the Company to the auditors for non-audit services (disclosed elsewhere in the Proxy Statement) would not affect the auditors' independence.

   Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the written report of the independent accountants on the Company's consolidated financial statements for the year-ended December 31, 2002, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the SEC.

                                          THE AUDIT COMMITTEE

                                          JAMES W. McFARLAND, Chairman
                                          WILLIAM G. BYRNES
                                          FRANCIS L. FRAENKEL
                                          HAROLD B. JUDELL

Executive Officers

   The following is a listing of the Company's executive officers:

                                                                    Principal Occupation and Business
Name, Tenure and Position(s) with the Company               Age     Experience for Past Five Years (1)
---------------------------------------------               --- -------------------------------------------
Sidney W. Lassen........................................... 68  See table under "Information Concerning
  Chairman of the Board and                                     Directors."
  Chief Executive Officer since 1986

Thomas A. Masilla, Jr...................................... 56  See table under "Information Concerning
  Vice Chairman of the Board since 1994, President and          Directors."
  Principal Operating Officer since 1995 and Director since
  1986

Charles E. Miller, Jr...................................... 49  Chief Financial Officer of the Company
  Chief Financial Officer since 2002                            since December 2002; Corporate Controller
                                                                and Chief Accounting Officer of Lodgian
                                                                Inc. (Hospitality) from 2000 to 2002; Chief
                                                                Financial Officer of HQ Global WorkPlaces
                                                                Inc. (Executive Suites) from 1997 to 2000;
                                                                Vice President of Finance of Equitable Real
                                                                Estate prior to 1997.

James W. Brodie............................................ 34  Vice President of the Company since 1991;
  Vice President since 1991 and Secretary since 1999            Secretary of the Company since 1999;
                                                                Assistant Secretary from 1997 to 1999.

--------
(1) Unless otherwise stated, each executive officer has held the position indicated for at least the past five years.

Executive Compensation

   Summary Compensation Table. The following table contains information with respect to the annual and long-term compensation for the years ended December 31, 2002, 2001 and 2000 for the Company's chief executive officer and each other person who was an executive officer of the Company on December 31, 2002 who received cash compensation in excess of $100,000 during 2002 (the "Named Officers").


                                                                       Long Term
                                                       Annual         Compensation
                                                    Compensation         Awards
                                                 ------------------ ----------------    All Other
Name and Principal Position                 Year  Salary  Bonus (1) Options/SARs (2) Compensation (3)
---------------------------                 ---- -------- --------- ---------------- ----------------
Sidney W. Lassen........................... 2002 $354,000  $75,000       35,000          $35,400
  Chairman of the Board and                 2001  325,000   75,000       35,000           32,500
  Chief Executive Officer                   2000  305,000   50,000       35,000           32,500

Thomas A. Masilla, Jr...................... 2002 $275,000  $50,000       25,000          $27,500
  Vice Chairman of the Board,               2001  260,000   50,000       25,000           26,000
  President and Principal Operating Officer 2000  250,000   40,000       25,000           25,000

James W. Brodie............................ 2002 $193,000  $20,000       17,500          $19,300
  Secretary and Vice President              2001  180,000   20,000       15,000           18,000
                                            2000  165,000   20,000       15,000           16,500

--------
(1) This amount was paid one-half in shares of common stock and one-half in cash.
(2) These options were granted under the 1996 Stock Option Plan.
(3) These amounts were paid under a nonelective deferred compensation agreement with each Named Officer, pursuant to which an amount of deferred compensation was credited annually to a bookkeeping account maintained for them.

   Option Grants. The following table gives information with respect to option grants made to the Named Officers during 2002. The information regarding potential realizable value assumes that the price of the Shares will appreciate at the compounded percentage rate set forth in the table during the entire term of the option. There can be no assurance that such appreciation will occur.

                                Individual Grants
---------------------------------------------------------------------------------
                                                                                  Potential Realizable
                                                  Percent of                      Value at Assumed
                                     Number of      Total                         Annual Rates of Stock
                                     Securities  Options/SARs Exercise            Price Appreciation for
                                     Underlying   Granted to  of Base                Option Term
                                    Options/SARs Employees in  Price   Expiration ----------------------
Name                                Granted (#)  Fiscal Year   ($/Sh)     Date     5% ($)     10% ($)
----                                ------------ ------------ -------- ----------  --------    --------
Sidney W. Lassen...................   35,000 (1)      22%      $9.59    3/12/12   $211,088    $534,940
  Chairman of the Board and Chief
  Executive Officer

Thomas A. Masilla, Jr..............   25,000 (2)      16%      $9.59    3/12/12   $150,777    $382,100
  Vice Chairman of the Board,
  President and Principal Operating
  Officer
James W. Brodie....................   17,500 (3)      11%      $9.59    3/12/12   $105,544    $267,470
  Secretary and Vice President

--------
(1) Becomes exercisable with respect to 17,500 Shares on March 15, 2003, and 17,500 Shares on March 15, 2004.

(2) Becomes exercisable with respect to 12,500 Shares on March 15, 2003, and 12,500 Shares on March 15, 2004.
(3) Becomes exercisable with respect to 8,750 Shares on March 15, 2003, and 8,750 Shares on March 15, 2004.

   Option Exercises and Fiscal Year End Values. No Named Officer exercised options during 2002. The following table shows information with respect to the value of unexercised options held by the Named Officers as of December 31, 2002. Valuation calculations for unexercised options are based on the closing price ($9.29) of a Share on the New York Stock Exchange on December 31, 2002.

            Aggregated Options/SAR Exercises with Last Fiscal Year
                         and FY-End Option/SAR Values

                                                                                      Value of
                                                                                     Unexercised
                                                      Number of Unexercised         In-The-Money
                                                         Options/SARs at           Options/SARs at
                                                      December 31, 2002 (#)     December 31, 2002 ($)
                       Name                         Exercisable/Unexercisable Exercisable/Unexercisable
                       ----                         ------------------------- -------------------------
Sidney W. Lassen...................................      227,500/52,500           $106,900/$14,350
  Chairman of the Board and Chief Executive Officer

Thomas A. Masilla, Jr..............................      173,500/37,500           $ 80,750/$10,250
  Vice Chairman of the Board,
  President and Principal Operating Officer

James W. Brodie....................................       61,250/25,000           $ 40,469/$ 6,150
  Secretary and Vice President

   Agreements with Executive Officers. The Company has entered into an agreement with certain of its executive officers. Each agreement has a two-year term that is extended automatically each month so that the remaining term of the agreement is 24 months. Each such officer is entitled to a minimum base salary under his agreement ($354,000 for Mr. Lassen; $275,000 for Mr. Masilla; and $193,000 for Mr. Brodie). The board may terminate an agreement at any time with no further obligation upon a finding that an officer has breached or neglected his duties, and an officer may resign at any time upon 30 days' notice. The board may also terminate an agreement at any time without cause; in that event, or upon death or disability, the officer is entitled to 24 months continued salary and (except in the case of death or disability) benefits. Provisions for termination of employment upon a change in control supersede the agreements' regular termination provisions. "Change in control" is defined, subject to various qualifications, as the acquisition by a person or group of beneficial ownership of 25% or more of the Shares; or the election of a member of the board whose nomination or election was not approved by a majority of the members of the board who were members of the board on the date of the agreement or whose election to the board was previously so approved; or a merger or similar transaction after which the Company's stockholders hold 50% or less of the voting securities in the resulting entity. If, within 24 months of a change in control, either the Company terminates an officer's employment for reasons other than a willful breach of duty that is demonstrably and materially injurious to the Company or disability, or the officer resigns because of certain changes in the circumstances of his employment (including the assignment to the officer of duties inconsistent with his prior position; reduction in salary; or relocation), the officer is entitled to three times the sum of (i) his annual salary, (ii) one-half the amount of the bonuses and nonelective deferred compensation paid or credited to him in the past 24 months, and (iii) the amount the Company would have contributed for the officer for a year under its defined contribution plan. In addition, the officer is entitled to a portion of the incentive bonus he would have earned for the year of termination (proportionate to the part of the year elapsed by termination), continuation of life and health insurance benefits for up to 36 months, and reimbursement for out-placement expenses not in excess of $20,000. The agreements provide that if the receipt of benefits in connection with a change in control would subject an officer to excise tax under section 280G of the Code, then the officer will also receive a cash gross-up payment so that he will realize the same amount net after-tax that he would have realized had the excise tax not been applicable.

   Compensation Committee Report. The Compensation Committee is composed of four directors, Messrs. Brown, McFarland, Judell and Strauss. The Compensation Committee believes that the primary goals of the Company's compensation policies should be as follows:

  . To provide total compensation opportunities for executive officers which are competitive with those provided to persons in similar positions in companies with which the Company competes for employees.

  . To strengthen the mutuality of interest between management and stockholders through the use of incentive compensation directly related to corporate performance and through the use of stock-based incentives that result in increased Share ownership by executive officers.

   In furtherance of these policies the Company adopted the agreements with officers and non-elective deferred compensation agreements which are described elsewhere in this Proxy Statement. The Company also adopted an Incentive Award Plan. The Compensation Committee believes that the employment agreements provide the Company's executive officers with sufficient compensation and security in their present positions. The non-elective deferred compensation agreements provide future benefits to the executive officers for retirement. The Compensation Committee believes that the Incentive Award Plan will align the interests of the executive officers with those of the stockholders by (i) basing incentive awards on funds from operations ("FFO") per share, which the Company and the real estate investment trust industry believe to be an important measure of the financial performance of a real estate investment trust, and (ii) paying 50% of each incentive award in Shares. The Incentive Award Plan also grants the Compensation Committee discretion to make awards less than those indicated by the Incentive Award Plan's targets if the Compensation Committee believes that reduction is appropriate. The Compensation Committee will continue to evaluate the Company's compensation program to determine whether it is providing the incentives for which it is intended.

   The Compensation Committee believes that the main purpose of base compensation is to provide sufficient compensation to the executive officers of the Company relative to salary levels for other real estate investment trusts and the officer's level of responsibility. With respect to Mr. Lassen, the Company's chief executive officer, the Committee considered a number of factors in setting the compensation set forth in the agreement with him, the most important of which were the level of compensation paid to chief executive officers of other real estate investment trusts relative in size to the Company and the success of the Company's program instituting operating efficiencies, controlling costs and increasing rental rates and percentages leased, which was developed under Mr. Lassen's direction, and the success of the Company in raising capital during 2002.

   In determining compensation to be paid to the executive officers of the Company other than Mr. Lassen in 2002, the Compensation Committee designed its compensation policies to align the interests of the executive officers of the Company with the Company's business strategies. These policies are intended to reward executives for putting into effect the Company's long-term business strategies and for enhancing stockholder value, while at the same time providing sufficient compensation to executives so that the Company can retain the services of executives whose abilities are critical to the Company's long-term success.

   The Compensation Committee believes that long term stock-based incentive compensation encourages senior management to operate in a manner consistent with the interests of the Company's stockholders. In 2002, the Company granted Mr. Lassen an option to purchase 35,000 Shares, Mr. Masilla an option to purchase 25,000 Shares, Mr. Brodie an option to purchase 17,500 Shares and Mr. Miller an option to purchase 3,000 Shares.

   The Compensation Committee administers an Incentive Award Plan adopted by the Company in 1994. The purpose of the Plan is to reward eligible officers of the Company on the basis of their contribution to the Company. During 2002, management was able to recapitalize the Company thereby positioning the Company for future growth. The Committee recognized the efforts of management in maintaining retail and apartment occupancy in a challenging economic environment. The Compensation Committee also considered a significant growth in the Company's real estate development capabilities, evidenced by the commencement of construction in 2002 of two major apartment developments--Governor Gate Phase II in Pensacola, Florida and Greenbrier Estates in Slidell, Louisiana. The Committee recognized that, during the initial development and construction period, the substantial capital investment is non-income producing, but the capability and effort of management in undertaking these projects deserved recognition in the opinion of the Committee. Management is also undertaking an important upgrading and partial redesign of the Company's apartment properties in Mobile, Alabama, which also results in partial deferral of the returns on the new investment. Moreover, the effects of the September 11, 2001 terrorist attacks resulted in sharp increases in certain costs, such as insurance, which were an unavoidable factor in the Company's 2002 financial performance. Considering all of the above factors, among others, the Compensation Committee granted bonuses to executive officers totaling $145,000 (paid one-half in cash and one-half in shares of common stock of the Company).

                                          J. TERRELL BROWN, Chairman
                                          JAMES W. McFARLAND
                                          HAROLD B. JUDELL
                                          THEODORE H. STRAUSS
                                          Members of the Compensation Committee

   This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement and any portion thereof into any filing under the Securities Act of 1933, as amended or under the Exchange Act and shall not otherwise be deemed filed under such acts.

Performance Comparison

   Set forth below is a line graph comparing the percentage change in the cumulative total return to stockholders on the Shares over the five years ended December 31, 2002 against the cumulative total return of a Peer Group of diversified real estate investment trusts, the Standard & Poor's 500, the Wilshire REIT Index and the Wilshire RE Securities Index. The companies contained in the Peer Group are listed in the footnote below.




                                    [CHART]

Period Ending

          Sizeler                    Wilshire           Wilshire   Sizeler
          Property                   Real Estate        REIT       Custom
Index     Investors, Inc.  S&P 500   Securities Index   Index      Peer Group/1/
12/31/97     100              100       100                100        100
12/31/98   91.32           128.55     82.57              82.99      99.03
12/31/99   93.89           155.60     79.94              80.85      92.33
12/31/00   89.95           141.42    104.51             105.95     124.67
12/31/01  129.01           124.63    115.44             119.04     140.22
12/31/02  145.87            96.95    118.51             123.30     156.33

                                                  Period Ending
                              -----------------------------------------------------
            Index             12/31/97 12/31/98 12/31/99 12/31/00 12/31/01 12/31/02
            -----             -------- -------- -------- -------- -------- --------
The Company..................   100      91.32    93.89    89.95   129.01   145.87
S&P 500......................   100     128.55   155.60   141.42   124.63    96.95
Wilshire RE Securities Index.   100      82.57    79.94   104.51   115.44   118.51
Wilshire REIT Index..........   100      82.99    80.85   105.95   119.04   123.30
Sizeler Custom Peer Group (1)   100      99.03    92.33   124.67   140.22   156.33

--------
(1) The Peer Group consists of the following companies in addition to the
    Company: BNP Properties, BRT Realty Trust, Colonial Properties Trust, Cousins Properties Incorporated, Duke Realty Corporation, EastGroup Properties, Inc., EQK Realty Investors (data through Sept. 11, 2000), Glenborough Realty Trust, Inc., HMG/Courtland Properties, Inc., Income Opportunity Realty Investors, Inc., Kramont Realty Trust, Lexington Corporate Properties Trust, MGI Properties (data through Sept. 27, 2000), Property Capital Trust (data through June 4, 1999), Presidential Realty Corporation, Pennsylvania Real Estate Investment Trust, Pittsburgh & West Virginia Railroad, Transcontinental Realty Investors, and Washington Real Estate Investment Trust.

Directors' Fees

   Directors who are also executive officers of the Company are not separately compensated for their services as directors. Directors who are not executive officers are compensated in accordance with the Company's 1994 Directors' Stock Ownership Plan (the "Directors' Plan"). The Directors' Plan provides for a stock award of 2,000 Shares to be made to each director annually on the first business day following January 15. A director may elect to be paid a cash substitute rather than all or part of an annual stock award. The cash substitute will equal 90% of the value of the Shares for which the director elects the cash substitute. Directors are also paid a meeting fee of $1,000 per board meeting and $500 per committee meeting. In addition, directors who are not also employees of the Company were granted an option to purchase 5,000 Shares on March 15, 2002 for a purchase price of $9.59 per Share pursuant to the 1996 Stock Option Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

   Based solely on its review of reports filed pursuant to Section 16(a) of the Exchange Act or written representations from directors and executive officers required to file such reports, the Company believes that all such filings required of its executive officers and directors were timely made.

Certain Transactions and Relationships

   The Company holds its interest in the Westland Shopping Center pursuant to a long term ground lease with Westland Shopping Center LLC (the "LLC"), expiring on December 31, 2046. The LLC is owned by an entity of which an officer and director and his wife and her brother and brother's wife own interests. The Company was charged ground rent of $65,000 in 2002, $61,000 in 2001 and $55,000 in 2000.

   The Company leases approximately 14,000 square feet at the Westland Shopping Center to Sizeler Realty. Under this lease, Sizeler Realty paid annual rent, including expense reimbursements, of $111,000 in 2002, $105,300 in 2001 and $103,000 in 2000. The Sizeler Real Estate Management Co., Inc., a wholly-owned subsidiary of the Company has accrued expenses for reimbursement to Sizeler Realty for approximately $111,000 of these expenses in 2002. The lease expires January 31, 2007 and the lease provides for one remaining five-year renewal option.

   In March 1991, the Company purchased a one-half interest in the Southwood Shopping Center, a 40,000 square foot community shopping center in Gretna, Louisiana, from Sizeler Realty Co. (LaPalco), Inc. ("LaPalco"), a wholly-owned subsidiary of Sizeler Realty, for $900,000. The Southwood Shopping Center is subject to a ground lease from an entity in which Sidney W. Lassen and his wife, and I. William Sizeler, Mrs. Lassen's brother, and his wife own interests. The ground lease's term runs through March 31, 2031. The rent under the ground lease is 50% of cash flow (after debt service and certain other adjustments described below) up to a maximum of $225,000 and in the event the rental payment shall reach $225,000 in any year, it shall remain fixed at $225,000 for each year thereafter. Ground rent of $27,000 was paid in 2002. The Company and LaPalco each contributed their one-half interests in the Southwood Shopping Center to a partnership. Under the terms of the partnership agreement, the Company is to receive a preferential return equal to 11.25% of (i) its initial contributions to the partnership (valued at $900,000) plus (ii) any subsequent contributions less (iii) any distributions to the Company from sums available from sale or refinancing. Profit and loss allocations after this preferential allocation and the distribution of a like sum to LaPalco will be based on respective ownership interests. Payments of rent under the ground lease are subordinate to payment of the Company's preferential return. LaPalco is the primary obligor on a mortgage note payable with a principal balance of approximately $952,000 on December 31, 2002 and maturing in September 2004, secured by the Southwood Shopping Center guaranteed by Sizeler Realty, which LaPalco was obligated to satisfy out of its partnership distributions or other sources. In the event of a sale of the Southwood Shopping Center, proceeds would be distributed as follows: first, to the Company in the amount of any unpaid preferential return plus the amount of its contributions; second, to LaPalco in an amount equal to the greater of the amount distributed to the Company or the amount of financing still outstanding; and finally, to the partners in accordance with their respective interests.

   The Company through wholly-owned subsidiaries, owns its interests in Southland Mall, North Shore Square Mall, Gonzales Plaza, Hammond Square Mall, Westgate Shopping Center, Westland Shopping Center, Airline Park Shopping Center, Azalea Gardens Shopping Center, Colonial Shopping Center, Steeplechase Apartments, Garden Lane Apartments, Georgian Apartments, Colonial Manor Apartments, Magnolia Place Apartments, Governors Gate Apartments and developable land through limited liability companies or partnerships in which the Company has a 99% interest and its partner has a 1% interest. In each case, its partner is a wholly-owned subsidiary of Sizeler Realty.

Equity Compensation Plans

   The following table sets forth the securities authorized for issuance under the Company's equity compensation plans as of December 31, 2002. All of the equity compensation plans have been approved by the Company's stockholders.

                                                                                           Number of
                                                                                          securities
                                                         Number of                         remaining
                                                       securities to                     available for
                                                         be issued    Weighted-average  future issuance
                                                       upon exercise  exercise price of  under equity
                                                       of outstanding    outstanding     compensation
                                                          options          options           plans
                                                       -------------- ----------------- ---------------
Equity compensation plans approved by security holders    906,943           $9.52         1,288,404 (1)

--------
(1) Includes 1,100,000 shares remaining under the Company's 1996 Stock Option Plan, as amended and 188,404 shares remaining under the Company's 1994 Incentive Award Plan.

                  2.  PROPOSAL TO AMEND THE SIZELER PROPERTY
                    INVESTORS, INC. 1996 STOCK OPTION PLAN

   At the Meeting, the stockholders will be asked to vote on a proposal to approve the amendments to the 1996 Stock Option Plan. The approval of the amendments to the 1996 Stock Option Plan requires the affirmative vote of a majority of votes cast on the proposal, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. The directors recommend a vote FOR adoption of the amendments to the 1996 Stock Option Plan. Unless otherwise instructed, proxies will be voted FOR adoption of the amendments to the 1996 Stock Option Plan.

   As stated in the report of the Compensation Committee of the Board of Directors which is presented elsewhere in the Proxy Statement, the Compensation Committee continuously evaluates the Company's compensation program to determine whether it is providing the incentives for which it is intended. Early in 2003, the Compensation Committee and the Board of Directors evaluated the compensation program with the assistance of an independent compensation consultant. Because the Company normally distributes to stockholders as dividends a total sum exceeding its net income and constituting a substantial portion of its income from operations less interest expense, the Company's use of stock options has very limited potential for the option recipients. The Compensation Committee concluded that, in the foreseeable future, the Company, its employees and its shareholders would be better served if the Committee could choose the specific type of equity-based grant or award from a number of available alternatives.

   Accordingly, the Board has approved an amendment to the 1996 Stock Option Plan to provide for other types of benefits. If the amendment is approved by stockholders, the Compensation Committee does not intend to grant stock options to employees in 2003, but will consider awarding other benefits such as restricted stock under the amended plan. In the succeeding years, the Compensation Committee will consider what it concludes to be the most effective equity-based alternatives available to it under stockholder-approved plans.

   Appendix B to this Proxy Statement sets forth the text of the 1996 Stock Option Plan, as amended. The following description of the 1996 Stock Option Plan contains summaries of certain provisions of the 1996 Stock Option Plan and is qualified in its entirety by reference to the 1996 Stock Option Plan itself.

   Summary of the 1996 Stock Option Plan, as Amended. The amendment to the 1996 Stock Option Plan that is subject to stockholder ratification restates the plan in its entirety and renames the plan the "Sizeler Property Investors, Inc. 1996 Stock Option and Incentive Plan." The amendment extends the term of the 1996 Stock Option Plan, which would have originally expired on February 1, 2006, to December 31, 2013.

   Before amendment, the 1996 Stock Option Plan authorized the grant to employees and directors of options to purchase Shares. As amended subject to stockholder ratification, the 1996 Stock Option Plan also provides for grants to employees of restricted stock, deferred stock, performance shares, stock bonuses, and Shares in place of cash compensation (collectively, "Awards").

   The Board has determined to amend the 1996 Stock Option Plan to broaden the types of Awards that may be granted by the Committee to enable the Committee to better promote the goals of the Company's compensation policies and programs.

   Shares Available for Awards; Limits on Awards. The 1996 Stock Option Plan authorizes the issuance of up to 1,800,000 Shares pursuant to Awards granted to employees and directors of the Company. The amendment subject to stockholder ratification does not increase the number of Shares which were available prior to the amendment. Shares issued pursuant to the 1996 Stock Option Plan may be either newly issued Shares, or, at the Committee's discretion, Shares purchased in open market or privately negotiated transactions from third parties, or a combination of those sources.

   The 1996 Stock Option Plan, as amended subject to stockholder ratification, imposes additional limits on the number of Shares that may be subject to certain Awards. During any calendar year the maximum number of Shares with respect to which Option Awards may be granted to any one employee may not exceed 50,000 Shares. The maximum number of Shares with respect to which Awards of Restricted Stock, Performance Shares, Deferred Stock, stock bonuses, and Shares in place of cash compensation may be granted to any one employee in any calendar year is 25,000 Shares. The aggregate number of Shares subject to Awards of restricted Shares, deferred Shares, and other Awards based on the full value of Shares may not exceed 900,000 over the term of the Plan.

   The Committee is authorized to adjust the limits described in the two preceding paragraphs and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects the Shares.

   Eligibility. The employees of the Company and its subsidiaries are eligible to receive all types of Awards available under the 1996 Stock Option Plan, as amended subject to stockholder ratification. The only types of Award available for directors of the Company who are not employees are options.

   Administration. The Compensation Committee of the Board has been appointed as the Committee for the 1996 Stock Option Plan. The Committee is authorized to select employees and directors to receive Awards, determine the type and number of Awards to be granted and the number of Shares to which Awards will relate, specify times at which Awards may be exercised or settled and risks of forfeiture and conditions on Awards (for example, performance conditions or the performance of future services), set other terms and conditions of Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 1996 Stock Option Plan, and make all other determinations necessary or advisable for the administration of the 1996 Stock Option Plan.

   Non-Employee Director Options. Under the 1996 Stock Option Plan, the Committee determines, in its discretion, the non-employee directors who are to receive options, the number of Shares that may be issued under such options, and when such options shall be granted, subject to three limits. The first limit is that the maximum number of Shares with respect to which options may be granted to any one non-employee director during a calendar year is 10,000. The total number of Shares with respect to which options may be granted to any one non-employee director during the term of the Plan is 60,000, and the aggregate number of Shares with respect to which options may be granted to non-employee directors as a group is 500,000. The exercise price for options granted to non-employee directors is the average of the high and low sales price for a Share on the Exchange (the "Fair Market Value") on the date of grant. Such options are exercisable in full six months after the date of grant and expire ten years after the date of grant or, if earlier, at a time set by the Committee that is no longer than five years after the termination of the optionee's service with the Company. Options granted to non-employee directors are non-qualified options, that is, options that are not incentive stock options under section 422 of the Code.

   Stock Options for Employees. The Committee is authorized to grant stock options (both incentive stock options ("ISOs") under section 422 of the Code and options that are not ISOs) to employees. The exercise price per Share subject to an option is determined by the Committee, but may not be less than the Fair Market Value of a Share on the date of grant. The maximum term of each option granted to an employee, the times at which each option will be exercisable, generally are fixed by the Committee, except that no option may have a term exceeding ten years. Unvested options are forfeited upon termination of employment other than by reason of death, disability, or retirement, and vested options will expire after termination of employment at a time set by the Committee that is no longer than five years after the termination. Options may be exercised by payment of the exercise price in cash or Shares having a Fair Market Value equal to the exercise price.

   Restricted and Deferred Stock. Under the 1996 Stock Option Plan as amended subject to stockholder ratification, the Committee is authorized to grant to employees restricted stock and deferred stock. Restricted stock is a grant of Shares that may not be sold or disposed of, and that may be forfeited in the event of certain terminations of employment before, the end of a restricted period specified by the Committee, which shall generally not be shorter than three years. An employee granted restricted stock generally has all of the rights of a stockholder of the Company. An award of deferred stock confers upon an employee the right to receive Shares or their value in cash at the end of a specified deferral period, subject to possible forfeiture of the award in the event of certain terminations of employment before the end of the deferral period. Before the end of the deferred period, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted. Restricted and deferred stock may, in the discretion of the Committee, be made subject to additional risks of forfeiture, such as failure to achieve performance goals, and the Committee may subject restricted stock to transfer limitations after the expiration of the restricted period.

   Bonus Stock and Awards in Place of Cash Compensation. Under the 1996 Stock Option Plan as amended subject to stockholder ratification, the Committee is authorized to grant Shares as bonuses to employees free of restrictions, and to grant Shares in place of cash compensation to which an employee would otherwise be entitled.

   Performance Shares. Under the 1996 Stock Option Plan as amended subject to stockholder ratification the Committee is authorized to grant Performance Shares, which represent a conditional right to receive Shares upon achievement of certain preestablished performance goals or subjective individual goals. The Committee will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance and termination and forfeiture provisions.

   Other Terms of Awards. Under the 1996 Stock Option Plan as amended subject to stockholder ratification, the Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares to be distributed will be withheld (or previously acquired Shares may be surrendered by the participant) to satisfy withholding tax obligations. Awards granted under the 1996 Stock Option Plan generally may not be sold, assigned, or transferred.

   Acceleration of Vesting; Change in Control. Upon a change in control as defined in the 1996 Stock Option Plan, all outstanding awards become fully vested and conditions on exercisability lapse.

   For purposes of the 1996 Stock Option Plan, the term "change in control" includes the acquisition of at least 25 percent of the voting power of Shares by a person or group, the election of a director without the approval of a majority of directors whose election was previously so approved, or a merger after which the Company's stockholders do not have at least 50 percent voting control of the survivor.

   Amendment and Termination. Under the 1996 Stock Option Plan as amended subject to stockholder ratification, the Board of Directors may amend or terminate the plan without further stockholder approval, except stockholder approval must be obtained for any amendment if the amendment would materially increase the number of Shares issuable under the plan or decrease the minimum exercise price for options. The Committee may amend Awards, provided, however, that stockholder approval is required for any amendment that would extend the term of an option, reduce the exercise price of an option, or allow an option to be cancelled in exchange for an option with a lower exercise price.

   Federal Income Tax Consequences. A participant granted an option that is not an incentive option (a "non-qualified stock option") will not recognize income for federal income tax purposes upon the grant of the option but will, upon the exercise of the option, recognize ordinary income equal to the amount by which the fair market value of the Shares acquired through the exercise of the option exceeds the exercise price of the option.

   When a participant exercises a non-qualified option, the Company is entitled to a deduction for federal income tax purposes equal to the amount of income recognized by the participant upon the exercise of the option, provided any federal income tax withholding requirements are satisfied.

   An employee granted an incentive stock option under section 422 of the Code will not recognize income for federal income tax purposes upon the grant or exercise of the option. However, the amount by which the fair market value of the Shares acquired through the exercise of the incentive stock option exceeds the exercise price of the option is an item of tax preference for the purpose of computing the employee's alternative minimum taxable income for the year of exercise.

   The Company is not entitled to a deduction for federal income tax purposes in connection with the grant or exercise of an incentive stock option. However, if within one year of an employee's acquisition of Shares through the exercise of an incentive stock option the employee disposes of the Shares, the employee will recognize ordinary income and the Company will be entitled to a deduction in the year of the disposition equal to the amount by which the fair market value of the Shares on the date of exercise (or, in certain cases, if lower, the amount of the proceeds of the disposition) exceeds the exercise price of the option.

   A participant's basis for determining capital gain or loss on the sale or exchange of Shares acquired through the exercise of an option will be, in the case of a non-qualified option, the exercise price of the option plus any ordinary income recognized upon the exercise of the option, or, in the case of an incentive stock option, the exercise price of the option plus, if the sale or exchange occurs within one year of the employee's acquisition of the Shares, any ordinary income recognized on the sale or exchange.

   The Company may not deduct compensation of more than $1,000,000 that is paid in one taxable year to an individual who is, on the last day of the year, the chief executive officer or one of its four other highest paid officers. The deduction limit, however, does not apply to certain types of performance-based compensation. The

Company believes that compensation attributable to options granted under the 1996 Stock Option Plan will be treated as qualified performance-based compensation and thus will not be subject to the deduction limit. Compensation attributable to other Awards will not be treated as qualified performance-based compensation and will be subject to the deduction limit.

                               3.  OTHER MATTERS

   The directors know of no business to be brought before the Meeting other than as set forth above. If, however, any other business should properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in accordance with their best judgment on such matters.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

   The Board of Directors has appointed KPMG LLP, independent public accountants, to act as auditors for the fiscal year ending December 31, 2003. KPMG LLP has audited the books of the Company since 1995. A representative of KPMG LLP is expected to be present at the Meeting and will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

   During the fiscal year ending December 31, 2002, KPMG LLP provided various audit and non-audit services to the Company as follows:

   Audit Fees. The aggregate fees billed to the Company by KPMG LLP during the fiscal year 2002 for the audit of the Company's annual financial statements and the review of those financial statements in the Company's quarterly reports on Form 10-Q totaled $75,000.

   Financial Information Systems Design and Implementation Fees. Our independent auditors did not render information technology services to us during the fiscal year ending December 31, 2002.

   All Other Fees. The aggregate fees billed by our independent auditors for professional services rendered to us during fiscal year 2002, other than the audit services referred to above, were approximately $25,000 for tax preparation, $14,125 for tax consulting services and $31,000 for fees related to review of the Company's registration statements filed with the Securities and Exchange Commission.

   The Audit Committee of the Board of Directors has considered whether provision of the services described above is compatible with maintaining the independent accountants' independence and has determined that such services have not adversely affected KPMG LLP's independence.

                      STOCKHOLDER PROPOSALS FOR THE 2004
                        ANNUAL MEETING OF STOCKHOLDERS

Proposals in Company's Proxy Statement

   Stockholder proposals submitted for inclusion as a stockholder proposal in the Company's proxy materials for the 2004 Annual Meeting of Stockholders must be received by the Company at its office at 2542 Williams Boulevard, Kenner, Louisiana 70062 no later than December 10, 2003.

Proposals to be Introduced at the 2004 Annual Meeting

   For any stockholder proposal to be presented in connection with the 2004 Annual Meeting of Stockholders, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Company, a stockholder must give timely written notice thereof in writing to the Company's Chairman of the Board in compliance with the advance notice and eligibility requirements contained in the Company's Bylaws. To be timely, a stockholder's notice must be delivered to the Chairman of the Board at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. The notice must contain specified information about each nominee or the proposed business and the stockholder making the nomination or proposal.

   Under the Company's Bylaws, based upon an initial mailing date of April 9, 2003, for this Proxy Statement, a qualified stockholder intending to introduce a proposal or nominate a director at the 2004 Annual Meeting of Stockholders but not intending the proposal to be included in the Company's proxy materials should give written notice to the Company's Chairman of the Board not later than January 9, 2004 and not earlier than December 10, 2003.

   The advance notice provisions in the Company's Bylaws also provide that in the case of a special meeting of stockholders called for the purpose of electing one or more directors, a stockholder may nominate a person or persons (as the case may be) for election to such position if the stockholder's notice is delivered to the Secretary at the principal executive offices of the Company not earlier than the 90th day prior to the special meeting and not later than the close of business on the later of the 60th day prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

   The specific requirements of the advance notice and eligibility provisions with respect to the Company, are set forth in Article II, Section 9, 11 and 12 of the Bylaws, a copy of which is available upon request. Such requests and any stockholder proposals should be sent to the Chairman of the Board of the Company at 2542 Williams Boulevard, Kenner, Louisiana 70062.

                                          By Order of the Board of Directors

                                          /s/ Thomas A. Masilla, Jr.
                                          THOMAS A. MASILLA, JR.
                                          President

Kenner, Louisiana

                                                                     Appendix A

                            AUDIT COMMITTEE CHARTER
                        FOR SIZELER PROPERTY INVESTORS

  Purpose of Committee

   The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Sizeler Property Investors, Inc. (the "Company") is to (a) assist the Board with oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the Company's independent auditor's qualifications and independence, and (iv) the performance of the Company's internal audit function (or other personnel responsible for the internal audit function) and independent auditors; and (b) prepare the report that U.S. Securities and Exchange Commission rules require be included in the Company's annual proxy statement.

   The function of the Committee is oversight. It is not the Committee's responsibility to certify the Company's financial statements or to guarantee the report of the independent auditor. The Company's management is responsible for (i) preparation, presentation and integrity of the Company's financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies, and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for planning and carrying out a proper audit and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company. As such, it is not the duty or responsibility of the Committee or its members to conduct auditing or accounting reviews or procedures, except to the extent described below under "Performance Evaluations". Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Company's Board). In addition, the evaluation of the Company's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditor, nor does the Committee's evaluation substitute for the responsibilities of the Company's management for preparing, or the independent auditor for auditing, the financial statements.

  Committee Duties and Responsibilities

   The duties and responsibilities of the Committee are to:

    1. Retain and terminate the Company's independent auditors. The Committee shall have the sole authority to approve and/or pre-approve all audit engagement fees and terms, as well as all significant non-audit engagements with the independent auditor. The Committee need not pre-approve non-audit services that fall within the "De Minimis Exception" set forth in Section 10A(i)(1)(B) of the Securities and Exchange Act of 1934.

    2. At least annually, obtain and review a report by the independent auditor describing: the independent auditor's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Company. After reviewing the foregoing report and the independent auditor's work throughout the year, the Committee shall evaluate the auditor's qualifications, performance and independence. This evaluation shall include the review and evaluation of the lead partner of the independent auditor and the appropriateness of rotating the audit firm itself. In making its evaluation, the Committee shall take into account the opinions of management and the Company's internal auditors (or other personnel responsible for the internal audit function). The Committee shall present its conclusions with respect to the independent auditor to the full Board.

    3. Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

    4. Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).
       The Committee is not required to discuss in advance each earnings press release or each instance in which the Company provides earnings guidance.

    5. As appropriate, obtain advice and assistance from outside legal, accounting or other advisors.

    6. Discuss policies with respect to risk assessment and risk management. While it is the job of the chief executive officer and senior management to assess and manage the Company's exposure to risk, the Committee must discuss guidelines and policies to govern the process by which this is handled. The Committee should discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

    7. Periodically meet separately with management, with internal auditors (or other personnel responsible for the internal audit function), and with independent auditors.

    8. Review with the independent auditor any audit problems or difficulties and management's response. The Committee must regularly review with independent auditor any difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management. The review should also include discussion of the responsibilities, budget and staffing of the Company's internal audit function (if applicable).

    9. Set clear hiring policies for the hiring by the Company of employees of the independent auditors or former employees of the independent auditors.

   10. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company, regarding accounting, internal accounting controls, or auditing matters; (ii) the confidential submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and (iii) establish code of ethics for senior financial officers

   11. Report regularly to the Board. The Committee should review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function (or other personnel responsible for the internal audit function).

  Committee Membership

   The Committee shall consist of at least three members of the Board, each of whom is, in the business judgment of the Board, "independent" under Section 10A(m)(3) of the Securities Exchange Act of 1934, the rules of the New York Stock Exchange and any other securities exchange on which the Company's securities are listed. Each member of the Committee shall be financially literate (or shall become so within a reasonable period of time after appointment to the Committee), and at least one member of the Committee shall have "accounting or related financial management expertise" as such qualifications are interpreted by the Board in its business judgment, and qualify as an "audit committee financial expert" as defined by the U.S. Securities and Exchange Commission. No Committee member may serve on the audit committees of more than two other public companies, unless the Company's Board has determined that such service will not impair the effectiveness of the member's service on the Committee.

   The members of the Committee shall be appointed by the Board, and shall serve at the pleasure of the Board for such term or terms as the Board may determine.

   The compensation to be paid by the Company to any Committee member must consist solely of director's fees; provided, however, that pension or other deferred compensation that is not contingent on future service to the Company will not be deemed to violate this requirement.

  Committee Structure and Operations

   A majority of the Committee shall constitute a quorum. The Board shall designate a member of the Committee as its chairperson. The Committee may act by a majority of the members present at a meeting of the Committee. In the event of a tie vote on any issue, the chairperson's vote shall decide the issue. The Committee shall meet in person or telephonically at least four times/1/ a year at a time and place determined by the Committee chairperson, with further meetings to occur when deemed necessary or desirable by the Committee or its chairperson. The Committee may delegate some or all of its duties to a subcommittee comprising one or more members of the Committee. The Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings and to provide such pertinent information as the Committee may request.

  Performance Evaluation

   The Committee shall review the adequacy of this charter and evaluate its performance hereunder at lease annually and present such report to the full Board. Such report shall include any recommended changes to this charter. The Board shall also review and approve this charter at least annually.

   While the fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent auditor, the Committee shall review: (i) major issues regarding accounting principles, and financial statements presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of using alternative methods under generally accepted accounting principles ("GAAP") on the financial statements; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (iv) earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

  Resources and Authority of the Committee

   In discharging its oversight responsibilities, the Committee shall have unrestricted access to the Company's management, books and records and the authority to retain outside counsel, accountants or other consultants in the Committee's sole discretion. The Committee may direct any officer of the Company, the independent auditor and/or the Company's internal audit staff (or other personnel responsible for the internal audit function) to inquire into and report to the Committee on any matter.

--------
(1) In determining the number of times the Committee should meet each year, consideration should be given to the number of times the Committee is required to meet to review the Company's earnings prior to public release.

   Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under applicable Maryland law which shall continue to set the legal standard for the conduct of the members of the Committee.

Adopted February 7, 2003

                                                                     APPENDIX B

                       SIZELER PROPERTY INVESTORS, INC.
                     1996 STOCK OPTION AND INCENTIVE PLAN

                                   ARTICLE 1

                             PURPOSE AND DURATION

   1.1 Introduction. Sizeler Property Investors, Inc., (the "Company") adopted the 1996 Stock Option Plan, effective February 1, 1996, and amended the plan from time to time. The Company further amends, restates, and renames the plan by the adoption of this document, effective March 24, 2003, subject to the approval of the Company's stockholders. As renamed, the plan shall be known as the Sizeler Property Investors, Inc. 1996 Stock Option and Incentive Plan (the "Plan").

   Before this amendment, the Plan provided for the grant of stock options to the Company's employees and directors and would have expired on February 1, 2006. This amendment, among other things, allows the Company to grant other stock-based awards to employees and extends the term of the Plan (except with respect to the grant of Incentive Stock Options).

   1.2 Purpose of the Plan. The purpose of the Plan is to advance the profitability and success of the Company by strengthening the Company's ability to attract and retain highly qualified employees and directors and linking their interests with those of the Company and its stockholders.

   1.3 Duration of the Plan. The Plan took effect on February 1, 1996, and, as amended by the adoption of this document shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan, until all Shares subject to the Plan shall have been purchased or acquired according to the Plan's provisions. However, no Award may be granted under the Plan after December 31, 2013, and no Incentive Stock Option may be granted under the Plan after January 31, 2006.

                                   ARTICLE 2

                                  DEFINITIONS

   As used in this Plan,

   2.1 "Award" means a grant under this Plan of Options, Restricted Stock, Deferred Stock, Performance Shares, Bonus Stock, or Stock in Place of Cash Compensation. "Awards" shall include Options granted before the effective date of this amendment.

   2.2 "Award Agreement" means an agreement entered into by the Company and a Participant establishing the terms of an Award in addition to those established by the Plan and the Committee's exercise of its powers.

   2.3 "Board" or "Board of Directors" means the Board of Directors of the Company.

   2.4  "Bonus Stock" has the meaning given in ARTICLE 10.

   2.5  "Change in Control" has the meaning given in Section 14.1.

   2.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

   2.7 "Committee" means a committee designated by the Board to administer the Plan. The Committee shall consist of at least two directors, and each member of the Committee shall be (a) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, and (b) an "outside director" within the meaning of section 162(m) of the Code.

   2.8 "Common Stock" shall mean the common stock, par value $0.01 per Share, of the Company.

   2.9  "Deferred Stock Unit" has the meaning given in ARTICLE 8.

   2.10  "Director" means a member of the Board of Directors of the Company.

   2.11 "Disability" means (a) long-term disability as defined under the Company's long-term disability plan covering the individual in question, or (b) if the individual is not covered by such a long-term disability plan, disability as defined for purposes eligibility for a disability award under the Social Security Act.

   2.12 "Effective Date" means the effective date of the Plan, which is February 1, 1996. The effective date of this amendment of the Plan is March 24, 2003.

   2.13 "Employee" means any officer or employee who is employed by the Company or a Subsidiary.

   2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

   2.15 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

   2.16 "Fair Market Value" of a Share on any date means the average of the high and low sales prices of a Share if the Company's Common Stock is listed on an exchange or the average between the bid and the asked price for that date if the Shares are traded over-the-counter (or, if no such Shares were publicly traded on that date, the next preceding date that such Shares were so traded), all as published in The Wall Street Journal or in any other publication selected by the Committee; provided, however, that if Shares shall not have been publicly traded for more than ten days immediately preceding such date, then the Fair Market Value of a Share shall be determined by the Committee in such manner as it may deem appropriate.

   2.17 "Incentive Stock Option" means an Option that is designated as an Incentive Stock Option and is intended to meet the requirements of Code section 422.

   2.18 "Nonstatutory Stock Option" means an Option that is not intended to be an Incentive Stock Option.

   2.19  "Option" means an option to purchase Shares that is granted under
ARTICLE 6 and that is either a Nonstatutory Stock Option or an Incentive Stock Option.

   2.20 "Participant" means an Employee or Director who has been selected to participate in the Plan and has outstanding an Award granted under the Plan.

   2.21 "Performance-Based Exception" means the performance-based exception from the tax deductibility limit of Code section 162(m).

   2.22  "Performance Share" has the meaning given in ARTICLE 9.

   2.23 "Restricted Period" means the period described in Section 7.1 or 8.1 during which Restricted Stock or a Deferred Stock Unit Award is not vested.

   2.24  "Restricted Stock" has the meaning given in ARTICLE 7.

   2.25 "Retirement" means the termination of a Participant's employment or service with the Company and its Subsidiaries, with the consent of the Compensation Committee, after the Participant has attained age 55 and completed at least five years of employment or service.

   2.26  "Share" means a Share of the Common Stock of the Company.

   2.27  "Stock in Place of Cash Compensation" has the meaning given in ARTICLE
10.

   2.28 "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Company.

                                   ARTICLE 3

                                ADMINISTRATION

   3.1 Authority of the Committee. The Committee shall administer the Plan. Except as limited by law and subject to the provisions of the Plan, the Committee shall have full power and discretion to: select Employees and Directors who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards; construe and interpret the Plan and Award Agreements; establish, amend, or waive rules for the Plan's administration; correct defects, supply omissions, or reconcile inconsistencies in the Plan and Award Agreements; and make all other determinations and take all other action the Committee may find necessary or advisable for the administration of the Plan. In exercising its discretion under the Plan or any Award, the Committee shall not be required to follow past practices or treat any Participant in a manner consistent with the treatment of other Participants.

   3.2 Delegation of Authority. The Committee may delegate to officers of the Company its duties, power, and authority under the Plan pursuant to such conditions or limits as the Committee may establish, except that only the Committee or the Board may select, and grant Awards to, Participants who are subject to section 16 of the Exchange Act, and only the Committee may act with respect to Awards intended to satisfy the Performance-Based Exception to Code section 162(m).

   3.3 Decisions Binding. All determinations made by the Committee under the Plan shall be final and binding on all persons.

                                   ARTICLE 4

                 SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

   4.1 Number of Shares Subject to Awards. 1,800,000 Shares of Stock are reserved for grant under the Plan, of which the number remaining available on March 24, 2003 is 1,100,000 Shares.

   4.2 Limit on Restricted Stock, Deferred Stock, and Other Full Value Awards. Of the Shares reserved for Awards under Sections 4.1, no more than 900,000 of such Shares may be issued with respect to Awards of Restricted Stock, Performance Shares, Deferred Stock, and Awards under Sections 10.1 and
10.2 payable in or based on the value of full Shares.

   4.3 Individual Limit. The maximum number of Shares with respect to which Option Awards may be granted to an Employee in any calendar year is 50,000 Shares. The maximum number of Shares with respect to which Awards of Restricted Stock, Performance Shares, Deferred Stock, and Awards under Sections 10.1 and
10.2 payable in or based on the value of full Shares that may be granted to an Employee in any calendar year is 25,000 Shares.

   4.4 Limit on Awards to Directors. The number of Shares available under the Plan with respect to Option Awards to all Directors who are not Employees shall be limited to 500,000 Shares. The maximum number of Shares with respect to which Option Awards may be made in any one calendar year to a Director who is not an Employee is 10,000 Shares. The aggregate number of Shares with respect to which Options may be granted during the term of this Plan to a Director who is not an Employee is 60,000 Shares.

   4.5  Application of Limits.  The limits contained in Sections 4.2, 4.3 and
4.4 shall apply not only to Awards that may be settled by the delivery of Shares of Stock but also to Awards relating to Shares that may be settled only in cash. The number of Shares with respect to Awards that terminate without being exercised, expire, or are forfeited or canceled, and the number of Shares surrendered in payment of Awards or any tax withholding shall again be available for grant under the Plan.

   4.6 Adjustments in Authorized Shares. If a dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, Share exchange, liquidation, dissolution, or other similar corporate transaction or event affects the Common Stock of the Company, then the Committee shall, in such manner as it may deem equitable, substitute or adjust any or all of (a) the remaining limits on the number and kind of Shares available for Awards subsequently granted, (b) the number and kind of Shares with respect to which Awards may subsequently be granted to an individual Participant, (c) the number and kind of Shares subject to or deliverable with respect to outstanding Awards, and (d) the Exercise Price under any outstanding Award.

   4.7 Source of Shares. Shares issued pursuant to the Plan may be either newly issued Shares, or, at the Committee's discretion, Shares purchased in open market or privately negotiated transactions from third parties, or a combination of those sources.

                                   ARTICLE 5

                         ELIGIBILITY AND PARTICIPATION

   5.1 Eligibility. All Employees and Directors are eligible to participate in the Plan.

   5.2 Awards. The Committee may, from time to time, select Employees and Directors to whom Awards shall be granted and shall determine the nature and terms of, and the number of Shares subject to, each Award. The only types of Awards available for Directors who are not Employees shall be Nonstatutory Options.

                                   ARTICLE 6

                                 STOCK OPTIONS

   6.1 Grant of Options. The Company shall grant Nonstatutory and Incentive Stock Options to Employees in the number, upon the terms, and at the times determined by the Committee. The Company shall grant Nonstatutory Options to Directors who are not Employees in the number, upon the terms, and at the times determined by the Committee, subject to Section 6.10.

   6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares subject to the Option, the manner, time, and rate of exercise or vesting of the Option, and such other conditions and provisions as the Committee shall determine. The Award Agreement for an Employee shall specify whether the Option is intended to be a Nonstatutory or an Incentive Stock Option.

   6.3 Exercise Price. The Exercise Price for each Share subject to an Option shall be not less than 100 percent of the Fair Market Value of a Share on the date the Option is granted.

   6.4 Duration of Options. An Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth anniversary of the date of its grant.

   6.5 Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall specify in the Award Agreement

   6.6 Payment. An Option shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised and accompanied by payment of the Exercise Price and the amount required by the Company to satisfy its tax withholding obligation with respect to the exercise of the Option. Payment to the Company shall be made either in cash or its equivalent or, if permitted in the Award Agreement, by tender of previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the required payment or by a combination of cash and Shares. The Committee may allow payment through cashless exercise, subject to applicable law and regulations, or by any other means the Committee determines to be consistent with the Plan's purpose and applicable law and regulations.

   6.7 Restrictions on Share Transferability. The Committee may impose restrictions on the transferability of any Shares acquired pursuant to the exercise of an Option, including restrictions on transfer during employment or service with the Company and restrictions to comply with securities laws or the requirements of any stock exchange or market.

   6.8 Termination of Employment or Service. Upon termination of a Participant's employment or, in the case of a Director who is not an Employee, service with the Company and its Subsidiaries, other than by reason of death, Disability, or Retirement, any Options granted to the Participant that are not then exercisable shall expire on the date of termination, and Options that are then exercisable may remain exercisable for a period specified in the Award Agreement, which shall not exceed five years or the remaining term of the Option, if shorter. Upon termination of a Participant's employment or service by reason of death, Disability, or Retirement, all outstanding Options granted to the Participant shall become exercisable and remain exercisable for a period specified in the Award Agreement, which shall not exceed five years or the remaining term of the Option, if shorter.

   6.9  Limits on Incentive Stock Options.

      (a) The aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all plans of the Company or any Subsidiary) shall not exceed $100,000.

      (b) No Incentive Stock Option shall be granted to an Employee who, at the time the Option is granted, owns (actually or constructively under the provisions of section 424(d) of the Code) stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless (i) the Exercise Price is at least 110 percent of the Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares subject to the Incentive Stock Option and (ii) the Incentive Stock Option is not exercisable more than five years after the date of grant.

      (c) If an Option holder disposes of Shares acquired pursuant to the exercise of an Incentive Stock Option in a disqualifying disposition within the time periods identified in section 422(a)(1) of the Code, the Option holder shall notify the Company of such disposition and provide the Company with information as to the date of disposition, sales price, number of Shares involved, and any other information about the disposition that the Company may reasonably request.

      (d) No Option that is an Incentive Stock Option may be granted after January 31, 2006, the tenth anniversary of the date of adoption of the Plan.

      (e) If an Option intended to be an Incentive Stock Option fails to qualify as such, it shall be treated as a Nonstatutory Stock Option.

   6.10 Terms of Directors' Options. Options granted to Directors who are not Employees shall be subject to the following terms:

      (a) The Exercise Price of each Share subject to an Option granted to a Director who is not an Employee shall equal the Fair Market Value of a Share on the date the Option is granted.

      (b) An Option granted to a Director who is not an Employee shall be exercisable in full on the date that is six months after the date of grant and, to the extent not already exercised, shall expire not later than the date that is ten years after the date of grant.

      (c) The Option shall require the holder to represent at the time of each exercise of the Option that the Shares purchased are being acquired for investment and not with a view to distribution.

   6.11 Nontransferability of Options. An Option shall be transferable only by will or the laws of descent and distribution. Further, an Option shall be exercisable during the recipient-Participant's lifetime only by the Participant or the Participant's guardian or legal representative.

                                   ARTICLE 7

                               RESTRICTED STOCK

   7.1 Restricted Stock Award. A Restricted Stock Award is a grant of Shares in which the Participant's interest will become vested only upon the satisfaction, lapse, or waiver of specified conditions, which may include, without limitation, the performance of future services or the achievement of performance goals. The "Restricted Period" is the period between the date of grant of Restricted Stock and the date as of which the vesting conditions with respect to a Share of Restricted Stock are satisfied, lapse, or are waived. The Restricted Period shall not, subject to Section 7.7, be shorter than three years and the Award may vest ratably over that period.

   7.2 Grant of Restricted Stock. The Company shall grant Restricted Stock Awards to Employees at the times, with respect to the number of Shares, and subject to the conditions and Restricted Period determined by the Committee.

   7.3 Award Agreement; Share Certificate. A Restricted Stock Award shall be evidenced by an Award Agreement that shall specify the number of Shares granted, the conditions to which the Award is subject, the Restricted Period, and such other provisions as the Committee may determine. The Company shall retain in its possession the certificates representing Shares of Restricted Stock until such time as all such Shares have fully vested.

   7.4 Nontransferability. Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated before the end of the applicable Restricted Period. Furthermore, the Award Agreement may impose restrictions on transfer of Restricted Shares after the end of the applicable Restricted Period, including restrictions on transfer during continued employment and restrictions to comply with securities laws or the requirements of any stock exchange or market.

   7.5 Voting Rights. Unless otherwise provided in the Award Agreement, a Participant may, during the Restricted Period, exercise full voting rights with respect to Shares of Restricted Stock granted to the Participant.

   7.6 Dividends and Other Distributions. During the Restricted Period, dividends and other distributions with respect to Shares of Restricted Stock may be paid currently to the Participant to whom the Restricted Stock was granted, accrued as contingent cash obligations, or converted into additional Shares of Restricted Stock, as determined by the Committee in the Award Agreement. The Committee may apply such restrictions to the crediting and payment of dividends and other distributions as the Committee deems advisable.

   7.7 Termination of Employment. Upon termination of a Participant's employment with the Company and its Subsidiaries during the Restricted Period other than by reason of death, Disability, or Retirement, the Participant shall forfeit all Shares subject to the Restricted Period. Upon termination of a Participant's employment by reason of death, Disability, or Retirement, the Restricted Period for all outstanding Shares of Restricted Stock granted to the Participant shall end and the Participant's interest in those Shares shall become fully vested.

                                   ARTICLE 8

                             DEFERRED STOCK UNITS

   8.1 Deferred Stock Unit Award. A Deferred Stock Unit Award entitles the Participant to delivery in the future of Shares or payment of their Fair Market Value in cash, at a time specified by the Committee after satisfaction, lapse, or waiver of any conditions specified by the Committee. The "Restricted Period" is the period between the date of grant of a Deferred Stock Unit Award and the date as of which the vesting conditions with respect to the Award are satisfied, lapse, or are waived.

   8.2 Grant of Deferred Stock Units. The Company shall grant Deferred Stock Units to Employees at the time, with respect to the number of Shares, and subject to any conditions and Restricted Period determined by the Committee.

   8.3 Award Agreement. A Deferred Stock Unit Award shall be evidenced by an Award Agreement that shall specify the number of Shares covered by the Award, any conditions to which the Award is subject, the Restricted Period, when the Award shall be satisfied, whether the Award shall be satisfied by delivery of Shares or cash payment, and such other provisions as the Committee may determine.

   8.4 Nontransferability. A Deferred Stock Unit Award may not be sold, transferred, pledged, assigned, or otherwise alienated.

   8.5 No Shareholder Rights. A Deferred Stock Unit Award shall carry with it no voting or dividend or other rights associated with Share ownership.

   8.6 Dividend Equivalents. Notwithstanding Section 8.5, the Committee may determine to grant the equivalent of dividends on the number of Shares covered by a Deferred Stock Unit Award. Dividend equivalents may be paid currently, accrued as contingent cash compensation, or converted into additional Deferred Stock Unit Awards, as determined by the Committee in the Award Agreement.

   8.7 Termination of Employment. Upon termination of a Participant's employment with the Company and its Subsidiaries during the Restricted Period, other than by reason of death, Disability, or Retirement, the Participant shall forfeit all Deferred Stock Units with respect to which the Restricted Period has not expired. Upon termination of a Participant's employment by reason of death, Disability, or Retirement, all conditions attached to delivery or payment of outstanding Deferred Stock Unit Award shall end.

   8.8 Satisfaction of Award. A Deferred Stock Unit Award shall be satisfied after the end of the Restricted Period, at such time as is provided for in the Award Agreement, by a delivery of Shares or cash payment, as specified in the Award Agreement. Any accrued dividend equivalents or the Shares covered by the Deferred Stock Unit Awards into which the dividend equivalents were converted shall also then be paid or delivered, as applicable.

                                   ARTICLE 9

                              PERFORMANCE SHARES

   9.1 Performance Share Award. A Performance Share Award entitles the Participant to the delivery of a number of Shares contingent upon the achievement of performance objectives during a time period set by the Committee, which shall be called the "Performance Period." The Performance Period shall not, subject to Section 9.6, be shorter than three years, provided that the vesting condition may lapse ratably over that period.

   9.2 Grant of Performance Shares. The Company shall grant Performance Shares to Employees in the number, upon such terms, and at the time determined by the Committee.

   9.3 Award Agreement. A Performance Share shall be evidenced by an Award Agreement that shall specify the terms and conditions of the Award and such other provisions as the Committee shall determine.

   9.4 Earning of Performance Shares. The number of Shares to which a Participant to whom a Performance Share Award has been granted is entitled after the applicable Performance Period has ended shall be the number of Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved.

   9.5 Timing of Payment of Performance Shares. Except as provided in ARTICLE 12, delivery of earned Performance Shares shall be made following the close of the applicable Performance Period at a time and in a manner determined by the Committee.

   9.6 Termination of Employment. An Award Agreement may provide that upon termination of employment by reason of death, Disability, or Retirement during a Performance Period, the Participant shall be entitled to a number of Performance Shares that is prorated, as specified by the Committee. Delivery of earned Performance Shares shall be made at a time determined by the Committee. A Participant shall forfeit all Performance Shares upon termination of employment during a Performance Period for any reason other than death, Disability, or Retirement, unless otherwise determined by the Committee in the Award Agreement.

   9.7 Nontransferability. A Performance Share Award may not be sold, transferred, pledged, assigned or otherwise alienated, other than by will or by the laws of descent and distribution.

                                  ARTICLE 10

              BONUS STOCK AND STOCK IN PLACE OF CASH COMPENSATION

   10.1 Bonus Stock. The Company shall award Shares to an Employee as a bonus ("Bonus Stock") under such terms and conditions and at such time as the Committee may determine.

   10.2 Stock in Place of Certain Compensation. The Committee may determine that an Employee who would otherwise become entitled to payment in cash of salary, bonus, or other compensation shall be awarded Shares in place of such cash compensation ("Stock in Place of Cash Compensation"). The Fair Market
Value of the Shares awarded shall be equal, on the date the compensation would otherwise be paid in cash, to the amount of compensation the Award is replacing.

   10.3 Awards. Awards of Bonus Stock and Stock in Place of Cash Compensation shall be subject to any terms and conditions determined by the Committee.

                                  ARTICLE 11

                            BENEFICIARY DESIGNATION

   A Participant may name a beneficiary or beneficiaries to whom any benefit under the Plan that becomes payable after or on account of the Participant's death is to be paid. If no designated beneficiary survives the Participant, such benefits shall be paid to the Participant's surviving spouse or, if none, to the Participant's estate.

                                  ARTICLE 12

                                   DEFERRALS

   The Committee may permit or require a Participant to defer receipt of the delivery of Shares or cash that would otherwise be due to such Participant by virtue of the exercise of an Option, the satisfaction, lapse, or waiver of conditions with respect to Restricted Stock or Deferred Stock Unit Awards, or the satisfaction of any requirements or objectives with respect to Performance Shares. If a deferral election is permitted or required, the Committee shall establish rules for such deferrals and may retroactively amend such rules and unilaterally cancel deferral elections. Furthermore, the Committee in its sole discretion may defer the delivery of Shares or a cash payment if such delivery or payment would result in compensation not deductible by the Company by reason of Code section 162(m). Such a deferral may continue until the delivery or payment would result in a deduction for the Company.

                                  ARTICLE 13

                              STATUS OF EMPLOYEES

   13.1 Employment. Nothing in the Plan shall interfere with or limit the right of the Company or a Subsidiary to terminate a Participant's employment at any time, or confer upon a Participant any right to continue in the employ of the Company or a Subsidiary.

   13.2 Participation. No Employee or Director shall have the right to be selected to receive an Award under this Plan.

                                  ARTICLE 14

                               CHANGE IN CONTROL

   14.1 Definition of Change in Control. For purposes of this Plan, a "Change in Control" shall mean:

      (a) a transaction or series of transactions as a result of which any person (which, for all purposes this Section 14.1, shall include, without limitation, an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate and a trustee, executor, administrator or other legal representative) (a "Person") or any group of two or more Persons acting in concert who or that becomes the beneficial owner, directly or indirectly, of securities of the Company representing, or acquires the right to control or direct, or to acquire through the conversion of securities or the exercise of warrants or other rights to acquire securities, 25 percent or more of the combined voting power of the Company's then outstanding securities; provided that for the purposes of this Section 14.1, (i) "voting power" means the right to vote for the election of directors, and (ii) any determination of percentage of combined voting power shall be made on the basis that all securities beneficially owned by the Person or group or over which control or direction is exercised by the Person or group that are convertible into securities carrying voting rights have been converted (whether or not then convertible) and all options, warrants, or other rights that may be exercised to acquire securities beneficially owned by the Person or group or over which control or direction is exercised by the Person or group have been exercised (whether or not then exercisable), and no such convertible securities have been converted by any other Person and no such options, warrants, or other rights have been exercised by any other Person; and provided further that "Person" shall not include the following categories: the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, any entity holding Shares of Common Stock organized, appointed, or established by the Company or any of its Subsidiaries for or pursuant to the terms of any such plan, Sidney W. Lassen, together with his spouse, descendants, and any trust established for the benefit of Sidney W. Lassen, his spouse, and descendants or any one or more of them, or Sizeler Realty Co., Inc.; or

      (b) there shall be elected or appointed to the Board any director or directors whose appointment or election to the Board or nomination for election by the Company's stockholders was not approved by a vote of at least a majority of the directors then in office who were directors on February 7, 2003, or whose election or appointment or nomination for election was previously so approved; or

      (c) a reorganization, merger, consolidation, combination, corporate restructuring, or similar transaction (an "Event"), in each case, in respect of which the beneficial owners of the outstanding voting securities of the Company immediately prior to such Event do not, following such Event, beneficially own, directly or indirectly, more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company and any resulting Parent in substantially the same proportions as their ownership, immediately prior to such Event, of the outstanding voting securities of the Company.

   14.2 Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (a) the amount of cash and fair market value of property that is the highest price per Share paid (including extraordinary dividends) in any corporate transaction triggering the Change in Control, or (c) the Fair Market Value per Share immediately preceding the Change in Control.

   14.3  Treatment of Outstanding Awards.  Upon the occurrence of a Change in
Control:

      (a) All terms, conditions, restrictions, and limits in effect on outstanding Options shall lapse as of the Change of Control, and all outstanding Options shall be immediately exercisable. Further, upon a Change of Control, the Committee in its sole discretion may (i) provide for the purchase of each Option then outstanding for an amount of cash equal to the excess of the Fair Market Value of the Shares subject to such Option (which shall not be less than the amount of cash and the fair market value of other consideration tendered for such Shares in the Change of Control transaction) over the aggregate Exercise Price for the Shares subject to the Option, (ii) make such adjustments to Options then outstanding as the Committee finds appropriate to reflect the Change of Control, or (iii) cause any surviving corporation in the Change of Control to assume Options then outstanding or substitute new options for such outstanding Options

      (b) Any terms, conditions, restrictions, limits, and Restricted Periods imposed on outstanding Restricted Stock and Deferred Stock Unit Awards shall lapse, provided, however, that the degree of vesting associated with Restricted Stock or a Deferred Stock Unit Award that has been conditioned upon the achievement of performance objectives shall be determined in the manner set forth in Section 14.3(c).

      (c) Except as otherwise provided in the Award Agreement, the vesting of Performance Shares shall be accelerated as of the effective date of the Change in Control, and there shall be delivered to Participants upon the Change in Control a pro rata number of Shares based upon an assumed achievement of all relevant performance objectives at target levels, and upon the length of time within the Performance Period elapsed before the effective date of the Change in Control.

                                  ARTICLE 15

                 AMENDMENT AND TERMINATION OF PLAN AND AWARDS

   15.1 Amendment and Termination of Plan. The Board of Directors may amend or terminate the Plan at any time; provided, however, that (a) without the approval of stockholders, the Board of Directors may not amend the Plan (i) to increase (except for increases due to adjustments in accordance with Section 4.6) the aggregate number of Shares for which Awards may be granted or (ii) to decrease the minimum Exercise Price specified by the Plan in respect of Options, and (b) without the consent of the Participant or Participants adversely affected, the Board of Directors may not amend the Plan in a manner that has an adverse effect on the rights of any Participant under any outstanding Award.

   15.2  Amendment of Awards.   The Committee may amend or terminate any
outstanding Award without approval of the Participant; provided, however:

      (a) unless allowed by the terms of the applicable Award Agreement, an amendment or termination shall not, without the Participant's consent, reduce the value of the Award determined as if the Award had been exercised, vested, cashed in (at the spread value in the case of Options) or otherwise settled on the date of an amendment or termination;

      (b) the original term of an Option may not be extended without the prior approval of the stockholders of the Company;

      (c) except as otherwise provided in Section 4.6, the Exercise Price of an Option may not be reduced without the prior approval of the stockholders of the Company; and

      (d) except as provided in Section 4.6 or as approved by the Company's stockholders, an Option may not be cancelled and replaced with another Option having a lower Exercise Price.

                                  ARTICLE 16

                                  WITHHOLDING

   16.1 Tax Withholding. Subject to Section 16.2, the Company may deduct or withhold, or require a Participant to remit to the Company, an amount (either in cash or Shares) sufficient to satisfy the Company's obligation to withhold federal, state, and local taxes, with respect to any taxable event arising under or in connection with Awards granted under this Plan.

   16.2 Share Withholding. With respect to withholding required upon the occurrence of any taxable event arising under or in connection with Awards granted under this Plan, the Company may satisfy its withholding obligation, in whole or in part, by withholding Shares having a Fair Market Value (determined on the date the Participant recognizes taxable income on the Award) equal to the withholding tax required to be collected on the transaction. The Participant may elect, however, subject to the approval of the Committee, to deliver the funds, in whole or in part, necessary to satisfy the withholding obligation to the Company, in which case there will be no reduction in the Shares otherwise distributable to the Participant.

                                  ARTICLE 17

                                 MISCELLANEOUS

   17.1 Severability. If a provision of the Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

   17.2 Unfunded Status of the Plan. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, nothing contained in this Plan shall give any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or make payments.

   17.3 Governing Law. To the extent not preempted by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Maryland.

                        SIZELER PROPERTY INVESTORS, INC.
                             2542 Williams Boulevard
                             Kenner, Louisiana 70062

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints SIDNEY W. LASSEN and THOMAS A. MASILLA, JR. and each or either of them, Proxies for the undersigned, with full power of substitution, to vote all shares of common stock, par value $0.0001 per share, of Sizeler Property Investors, Inc. (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at the Four Seasons, 2800 South Ocean Boulevard, Palm Beach, Florida on Friday, May 9, 2003 at 10:00 a.m., local time, or any adjournment thereof, and directs that the shares represented by this Proxy shall be voted as indicated on the reverse side.

     The shares represented by this Proxy will be voted as directed by the stockholder. The Board of Directors favors a vote FOR Proposals 1 and 2. If no direction is made, the Proxy will be voted FOR Proposals 1 and 2 on the reverse and will be voted in the discretion of the proxies named herein with respect to any matter referred to in 3 on the reverse. You are encouraged to specify your choices by marking the appropriate boxes if you wish to vote in accordance with the Board of Directors' recommendations. If you are voting by means of this proxy card, the proxies cannot vote your shares unless you sign and return this card.

(Continued and to be dated and signed on the reverse side.)

1. ELECTION OF DIRECTORS: Election of the three nominees listed below to serve until the 2006 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

         FOR all nominees [ ]   WITHHOLD AUTHORITY [ ]      Exceptions [ ]
         listed below           to vote for all nominees
                                listed below

         INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below.

         Nominees:  01 - Thomas A. Masilla, Jr. 02 - James W. McFarland
                    03 - Theodore H. Strauss

2.   AMENDMENT TO 1996 STOCK OPTION PLAN:

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

To change your address, please mark this box.  [ ]

Please date and sign your name exactly as it appears below and return this Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.

PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON STOCK CERTIFICATE(S). A corporation is requested to sign its name by its President or other authorized officer, with the office held so designated. A partnership should sign in the partnership name by an authorized person. Executors, trustees, administrators, etc. are requested to indicate the capacity in which they are signing. JOINT TENANTS SHOULD BOTH SIGN.

----------  -------------------------      -------------------------
Date        Share Owner sign here          Co-Owner sign here

                                     (BACK)